Exhibit 99.1

 Corporate Presentation   March 2025

 Summary  2  Forward Looking Statements  Statements in this presentation that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements"). Such forward looking statements involve known and unknown risks, uncertainties, and other factors that could cause the actual results of Grace Therapeutics, Inc. to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements containing the terms "believes," "belief," "expects," "intends," "anticipates," "estimates", "potential," "should," "may," "will," "plans," "continue", "targeted" or other similar expressions to be uncertain and forward-looking. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The forward-looking statements in this presentation, including, but not limited to, statements regarding the Company’s expected cash runway, preliminary estimates of the Company’s cash and cash equivalents, the future prospects of the Company’s GTx-104 drug candidate, the timing of the Company's anticipated NDA submission for GTx-104 with the FDA, GTx-104's potential to bring enhanced treatment options to patients suffering from aneurysmal subarachnoid hemorrhage (“aSAH”), GTx-104’s potential to be administered to improve the management of hypotension in patients with aSAH, the ability of GTx-104 to achieve a pharmacokinetic and safety profile similar to the oral form of nimodipine, GTx-104’s potential to provide improved bioavailability and the potential for reduced use of rescue therapies, GTx-104’s potential to achieve pharmacoeconomic benefit over the oral form of nimodipine, GTx-104’s commercial prospects, the Company’s pre-commercial launch strategy for GTx104, the future prospects of the Company’s GTx-102 drug candidate, GTx-102’s potential to provide clinical benefits to decrease symptoms associated with Ataxia Telangiectasia, GTx-102’s potential ease of drug administration, the timing and outcomes of a Phase 3 efficacy and safety study for GTx-102, the timing of an NDA filing for GTx-102, the size of the addressable market for GTx-104 and GTx 102, and any future patent and other intellectual property filings made by the Company for new developments are based upon Grace Therapeutics, Inc.’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success and timing of regulatory submissions of the STRIVE-ON Phase 3 safety trial for GTx-104; (ii) regulatory requirements or developments and the outcome and timing of the proposed NDA application for GTx-104; (iii) changes to clinical trial designs and regulatory pathways; (iv) legislative, regulatory, political and economic developments; and, (v) actual costs associated with Grace Therapeutics clinical trials as compared to management's current expectations. The foregoing list of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2024, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, the Quarterly Reports on Form 10-Q and Form 10-Q/A for the quarterly period ended December 31, 2024 and other documents that have been and will be filed by Grace Therapeutics, Inc. from time to time with the Securities and Exchange Commission and Canadian securities regulators. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Grace Therapeutics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable securities laws.

 Summary  GTx-104 – novel intravenous nimodipine – well positioned to solve oral challenges and potentially displace oral as SoC   Nimodipine is the SoC and clinically de-risked; however, significant unmet needs remain with its only available oral form  Pivotal Phase 3 STRIVE-ON safety trial met primary endpoint; clinical evidence of GTx-104 benefit vs oral  3  Executive Summary  aSAH: aneurysmal Subarachnoid Hemorrhage.   All dates based on calendar year in the presentation.  GTx-104 | aSAH  Potential to address a severe rare disease with efficient commercial organization; concentrated patient care  Orphan Drug Status with seven-year market exclusivity and additional multi-layered IP protection  Anticipate NDA submission in 1H:25

 Experienced Leadership Team  4  Carrie D'Andrea  VP Clinical Operations  Loch Macdonald, MD, PhD  Chief Medical Officer  Prashant Kohli  Chief Executive Officer  Amresh Kumar, PhD  VP Program Management  Robert J. DelAversano  Principal Financial Officer and Principal Accounting Officer  Alejandro A. Rabinstein, MD  Alex Choi, MD  Andrew Ducruet, MD  Sherry H-Y Chou, MD  W. Taylor Kimberly, MD, PhD  Management Team  Scientific Advisory Board  Deep aSAH Expertise in Research, Commercial, Drug & AHA Care Guidelines Development

 aSAH is a Rare and Severe Acute Brain Injury  Subarachnoid Hemorrhage  aSAH results in bleeding over the surface of the brain in the space between the brain and skull  Primary cause is rupture of an aneurysm  Condition can occur quickly, immediate intervention is key to survival  Patients require surgical intervention and oral nimodipine therapy  5  Sources: ClearView Analysis (2025). Forian Claims Data. Fletcher Spaght market research; Becske T. (2018). Steven (2020).   Occurs in Relatively Young Patients (~50% <60 yrs)  Significant Mortality (~10-15% before reaching hospital)  Est. Annual U.S. Hospital-Treated Patients (2023)  Hospital-treated aSAH may be as high as ~70k

 Oral Nimodipine – The aSAH Standard of Care for >3 Decades  6  Sources: Hoh (2023). Hernandez-Duran (2019). Sandow (2016).  DCI: Delayed Cerebral Infarction  The Joint Commision is a hospital accredation agency  2023 AHA/ASA GuidelinesFor the management of patients with aSAH  Nimodipine is the only approved therapy to improve neurological outcomes  Limited use of off-label therapies due to The Joint Commission monitoring adherence to care guidelines

 Nimodipine – Consistent Drug Administration Drives Positive Patient Outcomes  7  Sources: Hoh (2023). Hernandez-Duran (2019). Sandow (2016).  aOR: adjusted odds ratio; CI: Confidence Interval  Nimodipine cessation or dose reduction independently associated with poor functional outcomes (aOR 0.89, 95% CI 0.80-0.99)  P = 0.037  P = 0.061  Received Reduced Nimodipine Course  Received Full Nimodipine Course  Received Reduced Nimodipine Course  Received Full Nimodipine Course  Hunt Hess 1-3  Hunt Hess 4-5  Nimodipine is administered six times per day for up to 21 days   Limited use of off-label therapies due to Joint Commission monitoring adherence to care guidelines

 8  Substantial Shortcomings of Oral Nimodipine  Sources: Nimodipine Prescribing Label, Sandow et al., Mahmoud et al., Abboud et al., Soppi et al., Rabaut et al., Ho et al., Fletcher Spaght market research.  Administration Challenges  High dosing burden of 60mg (2 x 30mg capsules), 6 times per day  45% of patients receive nimodipine through nasogastric tube (NGT) – often via capsule extraction  Capsule extraction and administration is labor intensive  Dosing Interruption  Increased Hypotension  Too High  Fatal Medication Errors  Inadvertent parenteral injection can result in death or serious life-threatening AEs  Highest risk with capsule extraction  NYMALIZE (oral liquid) tempers the risk of error, but has tolerability challenges (e.g., severe diarrhea) due to solubility limitations of nimodipine  3  Sub-optimal Therapeutic Benefit with Oral Administration  High Pharmacokinetic Variability  Inconsistent plasma concentration in both inter and intra subject  High first-pass metabolism, leads to low bioavailability and frequent dosing  Gastric motility issues and presence of food delay rate of absorption  Potentially negligible concentration with NGT administration  Hypotension drives missed doses and diminished efficacy  Blood   Concentration  55% of patients do not receive the full daily dose due to hypotension  Sub-optimal   Outcomes  Too Low

 GTx-104 Technology Overview   Breakthrough formulation of GTx-104 is the result of a decade of research by Grace scientific team  GTx-104 Drug Delivery Technology  Drug loaded micelles  Nimodipine  10– 15 nm  Blank micelles  Surfactant Monomers  Hydrophilic Part  Hydrophobic Part  GTx-104 is a novel formulation of nimodipine for IV infusion in aSAH patients   Overcomes solubility limitations of nimodipine in current formulations   Patented formulation uses non-ionic surfactant micelles as the drug carrier to solubilize nimodipine   Simple to prepare in pharmacy, stable at room temperature  9  CMC: Critical micelle concentration.

 GTx-104 Value Proposition  10  Risk of Fatal Parenteral Use  Requires Feeding Tube  Excipient Intolerance  Hemodynamic Control  Dose Compliance  Markets  Nimodipine Capsules  Yes  Yes  No  Poor  Poor  U.S. / WW  NYMALIZE (Oral Liquid)  Yes  (Reduced)  Yes  Yes  Poor  Poor  U.S. / Select WW  NIMOTOP (Injectable)  No  No  Yes *  Unknown  Rescue Only  EU / China  GTx-104  No  No  No  Optimal  Optimal  Global Rights  NDA Submission 1H:25  Sources: Nimodipine capsule packaging insert. Fletcher Spaght market research. Soppi V. (2007).   * High alcohol content (~24% volume/volume) also requires central catheter for administration  WW: Worldwide   DDI: drug-drug internation   Predictable drug concentration & dose compliance  Reduced drug intake, reduced DDIs & no food effects  More effective hypotension management  Clinical Value  Hospital Value  Reduced hospital resources  The Joint Commission compliance to aSAH care guidelines   Reduced medication errors & nursing burden  Patient Value  Lower disease burden & faster recovery  Safer & more convenient treatment  Improved functional outcomes

 GTx-104 Phase 1: Results  11  Source: GTx-104-002 CSR; results announced May 2022  Significantly lower dose variability relative to oral capsule  Consistent and predictable plasma concentrations  GTx-104 IV infusion vs Oral capsule: AUC Day_3 0-24hr  GTx-104  Oral Capsule  0  100  200  300  400  500  600  700  800  900  1000  AUC dav-3 0-24hour  GTx-104  Trial met all primary and secondary endpoints; established scientific bridge between GTx-104 and oral nimodipine

 STRIVE-ON Phase 3 Trial

 GTx-104 STRIVE-ON Phase 3 Pivotal Safety Trial Design  13  mRS: modified Rankin Scale  STRIVE-ON (NCT05995405) is a ~100-patient prospective, open-label, randomized (1:1 ratio), parallel group trial of GTx-104 compared with oral nimodipine in patients hospitalized for aSAH   Screening Period  (within 96 hours of aSAH onset)  Day 1  Treatment Period  Day 2-21  Onset of aSAH  Follow up Period  Day 30 and Day 90  Primary Endpoint   Incidence of subjects with at least one episode of clinically significant hypotension  Informed Consent  Inclusion/exclusion  Randomize  Initiate investigational product   Hypotension events   Relative dose intensity  Safety  Adverse events  Functional outcomes (mRS)  Pharmacoeconomic outcomes  Trial complete and reported topline data in January 2025

 14  Demographics & Baseline Characteristics  GTX-104  (N = 50)  Oral Nimodipine  (N = 52)  Age (mean)  55  56  Sex, n (%)   Female   Male  33 (66.0%)  17 (34.0%)  33 (63.5%)  19 (36.5%)  Hunt & Hess Grade, n (%)   I   II   III   IV   V  10 (20%)  15 (30%)  15 (30%)  6 (12%)  4 (8%)  8 (15%)  15 (29%)  16 (31%)  12 (23%)  1 (2%)  Demographics well-balanced, except higher proportion of most severe with worst prognosis (Grade V) in GTx-104

 15  Primary Endpoint – Clinically Significant Hypotension   ~19% relatively fewer patients with clinically significant hypotension in GTx-104  GTX-104  (N = 50)  n (%)  Oral Nimodipine  (N = 52)  n (%)  Clinically Significant Hypotension  14 (28%)  18 (35%)  Clinically significant hypotension: decrease in systolic BP > 20 mm Hg or diastolic BP > 10 mm Hg or systolic BP <= 100 confirmed by two consecutive readings within five minutes AND requiring medical intervention.

 16  Relative Dose Intensity (RDI)   54% of patients on GTx-104 had RDI of 95% or higher versus 8% on Oral Nimodipine   GTx-104  Oral Nimodipine  RDI = (total dose administered / total amount of expected dose) * 100.

 17  Clinical Outcomes – mRS (day 90)  ~29% relative increase in patients with good recovery in GTx-104  ~29%  * 3 patients did not complete physician-conducted mRS at day-90. However, all 3 were confirmed alive at day-90  ** 6 patients did not complete physician-conducted mRS at day-90. 5 were confirmed alive at day-90, and 1 survival status was unknown

 18  Clinical Outcomes – QoL (Quality of Life; day 90)  Patient-reported health scores favor GTx-104  QoL  GTx-104  (N = 381)  Oral Nimodipine  (N = 402)  Your Health Today Score    mean (0 = being worst -> 100 = great)  75  70  Mobility, n (%)   I have no or some problems   I am confined to bed   38 (100%)  0  35 (88%)  5 (12%)  Self-Care, n (%)   I have no or some problems   I am unable to wash/dress   37 (97%)  1 (2.6%)  35 (88%)  5 (12%)  Usual Activities, n (%)    I have no or some problems   I am unable to perform   35 (92%)  3 (8%)  33 (84%)  7 (16%)  Pain/Discomfort, n (%)   I have no or moderate pain   I have extreme pain  36 (95%)  2 (5%)  38 (95%)  1 (2%)  Anxiety/Depression, n (%)   I am not or moderately    I am extremely   36 (95%)  2 (5%)  36 (90%)  3 (7%)  1 GTx-104: patient did not complete survey (4), dead (8 – all due to underlying disease, none were GTx-104 related).   2 Oral Nimodipine: patient did not complete survey (8), dead (4 – all due to underlying disease, none were Oral Nimodipine related). Oral also had 2 incomplete (pain, anxiety).

 19  Safety   Overall safety was comparable between the two groups  Summary of Adverse Events (AEs)  (entire study duration of 90 days)  GTx-104  (N = 50)  Oral Nimodipine  (N = 52)  All AEs, n (%) # of events  44 (88%) 158  43 (83%) 193  All AEs, events per n  3.6  4.5  All SAEs1, n (%) # of events  18 (36%) 34  25 (48%) 48  All SAEs, events per n  1.9  1.9   Treatment-Related SAEs, n (%) # of events2  0  2 (4%) 2   Mortality3, n (%)  8 (16%)  4 (8%)   Cause of death4 (n)   All deaths were due to severity of underlying disease  No deaths due to GTx-104  aSAH (5), ICH (1), rebleed (1), cardiac arrest (1)  No deaths due to Oral Nimodipine  aSAH (2), rebleed (1), cardiac arrest (1)  1 A few include sepsis, deep vein thrombosis, ICH, hydrocephalus, cerebral infarction, urinary tract infection, C. difficile, systemic inflammatory response, acute kidney injury, as well as death  2 Oral Nimodipine: bradycardia, vasospasm   3 Mortality rate is equivalent or lower than previous well-controlled clinical trials (Oral NIMOTOP NDA)   4 Based on investigator assessment  SAEs: Serious Adverse Events; ICH: Intracerebral Hemorrhage; DCI: Delayed Cerebral Hemorrhage

 20  ICU Length of Stay (los), Mechanical Ventilator & Readmissions  1.5 fewer ICU days, 5 fewer ventilator days, and 48% relatively fewer ICU readmissions in GTx-104  GTx-104  (N = 50)  Oral Nimodipine  (N = 52)  ICU los, days    Mean (SD)   16.4 (6.7)  17.9 (10.4)  Mechanical Ventilation days   Mean (SD)  5.6 (5.7)  10.6 (13.9)  Hospital Readmissions*   One readmission, n (%)   Two readmissions, n (%)    Three readmissions, n (%)   6 (12%)  0  0  7 (14%)  0  1 (2%)  ICU Readmissions   One readmission, n (%)   Two readmissions, n (%)  2 (4%)  0  3 (6%)  1 (2%)  * Hospital Readmissions includes ICU readmissions. Readmissions were due to sequelae of aSAH e.g., UTI (urinary tract infection), DVT (deep vein thrombosis), Pneumonia, Seizures, Hydrocephalus, Cranioplasty.  SD: standard deviation

 21  Pharmacoeconomics  Major patient resource utilization drivers in aSAH favor GTx-104  GTx-104  (N = 50)  n*  Oral Nimodipine  (N = 52)  n*  Day 1  Day 14  % change  Day 1  Day 14  % change  Mechanical Ventilation   14  1  -93%  12  7  -42%  External Ventricular Drain  32  10  -69%  35  17  -51%  Deep Sedation  5  1  -80%  8  5  -38%  Comatose  4  0  -100%  5  2  -60%  * Excludes patients that died before Day 14 for this analysis.

 Commercial Preparation

 ~45% of treated patients are unconscious or dysphagic (nasogastric tube)  >25% of treated patients have poor dose compliance / blood pressure control   aSAH Market Opportunity  23  Literature, typically limited to basal cistern aSAH (~80% of aSAH), suggests ~42.5K U.S. hospital-treated patients  Claims analysis suggests incidence of hospital-treated aSAH may be as high as ~70K  Addressable Patients  ~50% of patients who survive the initial month remain permanently dependent on a caregiver to maintain daily living  Hospitalization charges can be up to ~$530k for an aSAH patient  aSAH is among the most highly reimbursed Diagnosis-Related Groups (DRGs) in neuro ICU  70% of aSAH Cases Result in Death or Permanent Disability  Most Critical Unmet Needs  Sources: ClearView Analysis (2025). Forian Claims Data. Becske T. (2018). Steven (2020). Hoh (2023). Etminan. JAMA Neurol. 2019; Fegin. The Lancet Neurology. 2009; Labovitz. Neuroepidemiology. 2006; Shea. Neurosurgery. 2007, Linn. Stroke. 1996; Anderson. Stroke. 2000; Daniere. J de Radiologie Diagnostique. 2015; Ingall. Stroke. 1989; Giordan et al. J Neurosurg. 2021; Rinkel et al. Lancet Neurol. 2011; Intl Study of Unruptured Intracranial Aneurysms Investigators. NEJM. 1998.

 GTx-104 Market Research Survey  Insights from hospital Pharmacy & Therapeutics (P&T) committee decision makers  31 hospital administrators, critical and neuro intensive care physicians at Comprehensive or Advanced Stroke Centers involved in purchasing decisions   20 respondents are current or former members of P&T committees  No GTx-104 investigators currently participating in STRIVE-ON trial included  Respondents report 80% likelihood of adopting GTx-104 assuming 100% bioavailability, better safety, no food effects, effective hypotension management, and potential hospital & patient value  Respondents ranked risk of hypotension as the most problematic issue that may arise when administering oral formulations of nimodipine  Survey Design  Market Opportunity  Challenges with Current Standard of Care   24  Sources: 2024 company sponsored third party primary market research.

 Concentration of aSAH Care   25  aSAH-Treating Institutions Concentration  PatientVolume  Analysis includes n = 3,227 institutions where at least one aneurysmal SAH patient is treated  Concentration of aSAH Patients  % of Institutions  % of Patients  ~80% of aSAH patients spread across 880 centers   ~15 rep sales force to reach ~50% of aSAH patients, concentrated in 242 centers  1 Assumes each sales rep manages ~15 accounts.   Sources: ClearView Analysis (2025). Forian Claims Data.

 Intellectual Property Portfolio  26  Multi-layered intellectual property protection strategy  GTx-104 received orphan drug status designation from the FDA  Potential 7 years of marketing exclusivity in US upon NDA approval   US and international patent estate  Consists primarily of formulation and method-of-use patents to extend exclusivity beyond what is granted through the orphan drug designation.   Multiple patents granted worldwide, including five patents in the US  Long patent shelf-life   First patent expiry 2037  Newest patent expiry 2042  Continue building our patent portfolio by filing for patent protection on new developments

 Recent Financing Provides Expected Cash Runway to Calendar Q2 2027   Grace Therapeutics, Inc. (GRCE) Cap Table (as of February 26, 2025)  Cash & Cash Equivalents Balance  USD $25.1 M   Outstanding Common Stock  13,718,106  Debt  NONE  Stock options granted and outstanding  934,923  Total Fully Diluted Shares Outstanding1  23,814,132  27  1 Includes Pre-Funded Warrants, Common Warrants, Outstanding Stock Options  2 Represents warrants exercisable for 4,418,292 shares of common stock (or pre-funded warrants in lieu thereof) issued on February 11, 2025, with an aggregate exercise price of approximately $15.0 million. The warrants are immediately exercisable at an exercise price of $3.395 per share and will expire on the earlier of (i) the 60th day after the date the FDA approves the New Drug Application for GTx-104 and (ii) September 25, 2028.  3 Represents warrants exercisable for 2,536,391 shares of common stock issued on September 25, 2023, with an aggregate exercise price of approximately $7.6 million. The warrants are immediately exercisable at an exercise price of $3.003 per share and will expire on the earlier of (i) the 60th day after the date the FDA approves the New Drug Application for GTx-104 and (ii) September 25, 2028.  Potential Gross Proceeds from Exercise of Outstanding Warrants  Feb-25 Private Placement2: Potential Warrant Exercise Gross Proceeds  $15.0 M   Sep-23 Private Placement3: Potential Warrant Exercise Gross Proceeds  $7.6 M  Total Potential Gross Proceeds from Exercise of Outstanding Warrants  $22.6 M

 Appendix (Deprioritized Programs)

 29  GTx-102 Program Overview & Regulatory Update  GTx-102  Novel oral spray formulation of betamethasone intended to improve neurological symptoms of A-T patients   Proof of concept supported by well-controlled Phase 1 trial with A-T patients   PK bridging study topline results announced on 12/18/22 met all outcome measures  Sources: Fletcher Spaght market research; National Organization for Rare Disorders (NORD); Lefton-Greif (2000); U.S. National Cancer Institute, A-T (2015).  Unmet Need (No drugs approved)   Treatment primarily directed toward control of symptoms  Limited to speech, occupational and physical therapy  Less than 20% of patients on any type of drug therapy for A-T symptoms   Ataxia-Telangiectasia  Complex genetic neurodegenerative disorder diagnosed during infancy  Inherited as an autosomal recessive trait, often affects more than one child in a family  Average lifespan ~25 years   Potential addressable market ~$150 million  Regulatory   FDA’s written responses to EoP1 provides feedback on design of a single pivotal efficacy trial to support NDA  Guidance includes primary endpoint scale and appropriate confirmatory evidence  Plan to discuss with SAB potential trial design

 30  GTx-101 Program Overview   GTx-101  Non-narcotic, topical, bio-adhesive, transparent film-forming bupivacaine spray  Biphasic drug release expected to provide immediate and continuous relief   Potential Addressable market ~$200m (PHN) to ~$2.5b (lidocaine patch replacement)  PHN: Postherpetic Neuralgia   Sources: Fletcher Spaght, Inc. analysis (2022); CDC MMWR June 6, 2008. UK and several US states have reclassified gabapentin as a scheduled drug  Unmet Need  Oral therapies (gabapentin, anticonvulsants, opioids) can have side effects and insufficient to manage pain in many cases  Can be prone to abuse  Lidocaine patches are hard to place, can cause skin irritation, are 12-hour on / off   ~40% experience insufficient pain relief   Postherpetic Neuralgia (rare disease)  Caused by nerve damage from the herpes zoster virus which causes shingles   Burning, painful, itchy, loss of feeling, sensitivity to touch or temperature, feeling worn out   Symptoms can last for several years or may be permanent   Regulatory   Completed Phase 1 (single dose) in 2022   Met all primary outcome measures   Clinical roadmap includes Phase 1 (multiple ascending dose) and Phase 2 (POC)